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                                   Exhibit 4

                            JOINT FILING AGREEMENT

     The undersigned reporting persons hereby agree that the statements filed pursuant to this Schedule 13D, dated April 10, 2001, to which this Agreement is filed as an exhibit, are filed on behalf of each of them.

Date: April 10, 2001       PURE RESOURCES, INC.



                           By:  /s/ JACK HIGHTOWER
                                ---------------------------------------------
                                Name:  Jack Hightower
                                      ---------------------------------------
                                Title: President
                                       --------------------------------------



Date: April 10, 2001       PURE RESOURCES II, INC.



                           By:  /s/ JACK HIGHTOWER
                                ---------------------------------------------
                                Name:  Jack Hightower
                                      ---------------------------------------
                                Title: President
                                       --------------------------------------




Date: April 10, 2001       TITAN EXPLORATION, INC.



                           By:  /s/ JACK HIGHTOWER
                                ---------------------------------------------
                                Name:  Jack Hightower
                                      ---------------------------------------
                                Title: President
                                       --------------------------------------


Date: April 10, 2001       UNOCAL CORPORATION



                           By:   /s/ DOUGLAS M. MILLER
                                ---------------------------------------------
                                Name:   Douglas M. Miller
                                       --------------------------------------
                                Title:  Vice President, Corporate Development
                                       --------------------------------------


Date: April 10, 2001       UNION OIL COMPANY OF CALIFORNIA



                           By:   /s/ DOUGLAS M. MILLER
                                ---------------------------------------------
                                Name:  Douglas M. Miller
                                      ---------------------------------------
                                Title:  Vice President, Corporate Development
                                       --------------------------------------

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